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                                                                     Exhibit (n)



                  INDEPENDENT AUDITORS' CONSENT

                  We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-87845 of The BlackRock Pennsylvania Strategic Municipal Trust of our report dated August 20, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                  DELOITTE & TOUCHE LLP
                  Boston, Massachusetts

                  October 25, 1999